Income Taxes	12 Months Ended
Apr. 24, 2016
Income Taxes
Income Taxes

9. Income Taxes

Income tax (provision) benefit from continuing operations consists of the following:

	Fiscal Year Ended
	April 24,	April 26,	April 27,
	2016	2015	2014
Current:
Federal	$—	$—	$—
State	(128)	(167)	7,352

	(128)	(167)	7,352
Deferred:
Federal	(2,623)	(2,666)	9,642
State	(1,427)	2,360	1,072

	(4,050)	(306)	10,714

Income tax (provision) benefit	$(4,178)	$(473)	$18,066

A reconciliation of income taxes from continuing operations at the statutory corporate federal tax rate of 35% to the income tax (provision) benefit reported in the accompanying consolidated statements of operations is as follows:

	Fiscal Year Ended
	April 24,	April 26,	April 27,
	2016	2015	2014
Statutory tax (provision) benefit	$(14,834)	$1,503	$43,198
Effects of :
State taxes, net of federal effect	763	3,363	10,262
Reduction of unrecognized tax benefits	—	—	5,010
Other
Lobbying & Referendum costs	(669)	(2,016)	(607)
Employment tax credits	617	749	886
Fines & Penalties	(35)	(48)	(20)
Meals & Entertainment	(52)	(44)	(58)
Various permanent differences	49	789	(15)
Interest	—	—	(446)
Goodwill impairment	—	—	(33,600)
Valuation allowance	8,927	(4,328)	(5,577)
Expiration of stock awards	—	(611)	—
Other	1,056	170	(967)

Income tax (provision) benefit	$(4,178)	$(473)	$18,066

Significant components of our domestic net deferred income tax asset (liability) are as follows:

	Fiscal Year Ended
	April 24,	April 26,
	2016	2015
Deferred tax liabilities:
Property and equipment	$(40,709)	$(37,421)
Goodwill and intangibles	(22,727)	(21,527)
Gain on early extinguishment of debt	(9,751)	(14,613)
Other	(382)	(347)

Total deferred tax liabilities	(73,569)	(73,908)

Deferred tax assets:
Net operating losses	40,061	62,672
Employment tax credits	21,973	22,378
Accrued expenses	13,564	8,383
Alternative minimum tax credit	4,103	2,481
Other	14,355	14,503

Total deferred tax assets	94,056	110,417
Valuation allowance on deferred tax assets	(57,245)	(69,217)

Net deferred tax asset	36,811	41,200

Net deferred tax liability	$(36,758)	$(32,708)

Deferred income tax assets represent amounts available to reduce income taxes payable on taxable income in future years. Such assets arise from net operating loss and tax credit carryforwards, as well as from temporary basis differences in assets and liabilities between financial reporting and tax.

At April 24, 2016, we have federal net operating loss carryforwards of $45,432 for income tax purposes, with expiration dates from fiscal 2031 to 2036. Approximately $10,967 of these net operating losses are attributable to our Colorado subsidiaries and can only be used to offset income earned by these entities. The remaining federal net operating losses are subject to limitations under the internal revenue code and underlying treasury regulations, which may limit the amount ultimately utilized. We also have various state income tax net operating loss carryforwards totaling $390,804 with expiration dates from fiscal 2018 to 2036. This includes both consolidated and separate company net operating loss carryforwards. Our federal and state net operating loss carryforwards include adjustments of $15,740 and $16,733, respectively, for excess tax benefits from stock compensation deductions that have not yet been recognized for financial statement purposes. Equity will be increased if and when these deferred tax assets are realized. We also have federal general business and alternative minimum tax credit carryforwards of $26,075 for income tax purposes, with expiration dates from fiscal 2022 to 2036. For the current period, all deferred income taxes, including those related to NOL carryforwards, have been classified as noncurrent in the consolidated balance sheet in accordance with FASB Update No. 2015-17. We have applied this amendment on a prospective basis and prior period amounts have not been retrospectively adjusted.

We periodically evaluate the realizability of our deferred tax assets and perform an analysis in light of all available evidence, both positive and negative, consistent with the provisions of ASC 740. As of April 24, 2016, we remain in a three-year cumulative loss, which is a significant piece of negative evidence. While it is primarily the result of intangible and fixed asset impairments, and not an indication of continuing operations, we are required to give objective historical evidence significantly more weight than subjective evidence, such as forecasts of future income. Based on this evidence, we concluded that a valuation allowance should continue to be booked against our federal and most of our state deferred tax assets as of April 24, 2016.

During fiscal 2015, our Florida operations experienced their third consecutive year of substantive pretax income.  After considering all of the positive and negative evidence, we concluded that our deferred income tax assets related to our Florida state operations are more likely than not to be realized. Accordingly, as of April 26, 2015, we released all of our valuation allowance against our net Florida deferred income tax assets, resulting in the $2,301 benefit in our provision for income taxes.

A reconciliation of the beginning and ending amounts of valuation allowance is as follows:

	Federal	State	Total
Balance, April 27, 2014	$40,885	$26,177	$67,062
(Benefit) Provision	(1,377)	5,833	4,456
Release of Valuation Allowance	—	(2,301)	(2,301)

Balance, April 26, 2015	$39,508	$29,709	$69,217
(Benefit) Provision	(13,956)	1,984	(11,972)

Balance, April 24, 2016	$25,552	$31,693	$57,245

We allocated the income tax provision and valuation allowance between continuing operations and discontinued operations consistent with the provisions of ASC 740.

During fiscal 2016, a decrease to the valuation allowance of $11,972 was recorded as an income tax benefit due to current year earnings. The ending valuation allowance balance does not preclude us from utilizing the deferred tax assets in the future, nor does it reflect a change in our long-term outlook. If or when recognized, the tax benefits relating to any reversal of the valuation allowance on deferred tax assets as of April 24, 2016 will be accounted for as a reduction of income tax expense.

We account for unrecognized tax benefits in accordance with ASC 740. A reconciliation of the beginning and ending amounts of unrecognized tax benefits as follows:

	April 24,	April 26,	April 27,
	2016	2015	2014

Beginning balance	$—	$—	$4,072
Impact of favorable court ruling	—	—	(4,072)

Ending balance	$—	$—	$—

On February 13, 2014, the Supreme Court of Mississippi ruled in our favor with regard to positions taken on Mississippi income tax returns for fiscal years ending April 2002 through April 2008. As a result, we recognized a benefit of $4,072 related to principle and $4,025 related to interest. As of April 24, 2016, we do not have any uncertain tax positions.

We recorded interest expense of $0, $0 and $390 in fiscal 2016, 2015 and 2014, respectively, prior to the favorable ruling. We accrued no penalties during fiscal 2016, 2015 or 2014.

As of April 24, 2016, we were subject to U.S. federal income tax examination for fiscal years 2009 to 2015. We are also subject to state and local income tax examinations for various tax years in jurisdictions where we operate.